GLOBAL EQUITY FUND
                               SEMI-ANNUAL REPORT

                             IAI LATIN AMERICA FUND


                                 APRIL 30, 1998
                                   (UNAUDITED)




                                   [LOGO] IAI
                                  MUTUAL FUNDS

                                TABLE OF CONTENTS
                             IAI LATIN AMERICA FUND

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 1998
                                   (UNAUDITED)


  President's Letter..............................2

  Fund Manager's Review...........................4

  Fund Portfolio..................................7

  Notes to Fund Portfolio.........................9

  Statement of Assets and Liabilities............10

  Statement of Operations........................11

  Statement of Changes in Net Assets.............12

  Financial Highlights...........................13

  Notes to Financial Statements..................14

  IAI Mutual Fund Family.........................17

  Adviser, Custodian, Legal Counsel,
  Independent Auditors,
  Directors.......................Inside Back Cover

                               PRESIDENT'S LETTER
                             IAI LATIN AMERICA FUND

COLD MARKETS CAN TURN HOT IN NO TIME

[PHOTO]
I.P. "KIP" KNELMAN
PRESIDENT

In 1994, the U.S. and European stock markets were sluggish, Latin America was in crisis and Asia was the "economic miracle." Today, Latin America is perceived as the stronger emerging market while Asia finds itself struggling. Meanwhile, the U.S. stock market has doubled in three years. And now, Europe seems to be in the midst of its own miracle.

Thanks to advances in communications technology and falling trade barriers, we live in a global economy where companies can do business anywhere in the world and virtually no place on earth is unreachable by investors. Yet, as we've seen these past few years, markets still move quite independently of each other.

Last fall, Asia's stock markets plummeted, threatening to take the rest of the markets down with them. In the United States, the Dow Jones Industrial Average, which peaked at 8,259 on August 6, 1997, fell more than 1,000 points by late October. But while Asia continued to descend, U.S. stocks staged an impressive rally. By early December, the Dow had virtually regained all its lost ground.

True, U.S. stocks took another tumble in December and January as more bad news came out of Asia and a scandal rocked the White House. But once again, the market roared back by early February as investors were reminded just how good the economy remained in the United States. The Asian debacle slowed projected U.S. growth in 1998, which bodes well for keeping interest rates and inflation low. The President submitted the first balanced federal budget in 30 years, and corporate profits, although growing slower than before, were stronger than initially projected.

In Latin America, investors also feared that the "Asian contagion" would depress other emerging markets. Although there was initial negative impact, Latin American stock markets held up surprisingly well. A few years back, the region had its own crisis, and it responded by reducing tariffs, clamping down on credit, cutting budget deficits and accelerating its privatization programs. It remains to be seen whether Asia is willing to take the same medicine to solve its economic problems.

In Europe, companies are streamlining operations, focusing on shareholder value and the upcoming transition to a single European currency beginning in 1999. In order to qualify for the Euro, a country must have limited budget deficits, low inflation and moderate interest rates--which also makes for excellent stock markets. Initially, the countries making up the European Union will compromise the world's second largest economy and bond market. Investor sentiment is positive in Europe, and the stock markets there have been strong since early 1997.

So as we move deeper into 1998, we can see that there are clear differences in markets throughout the world. But markets are constantly shifting. The best way to make sure you participate in the strongest areas of the world is to be diversified geographically--and be patient. Ice cold markets can turn hot in no time.

                               PRESIDENT'S LETTER
                             IAI LATIN AMERICA FUND

ECONOMIC OUTLOOK

A summary of economic outlook as provided by Roy Gillson, Latin America Fund Manager, follows.

Economic policy in Latin America, as in most of the Emerging Markets, has tightened over the past year. This move to a more restrictive stance reflects the unease investors have with overvalued currencies and/or high current account deficits. In the short-term, we can expect the restrictive policies to keep inflation relatively low and falling and to keep volatility in the Latin American currencies to a minimum. These policies maintain the pressure on companies to restructure and raise efficiency.

However, the downside to this controlled stance by Latin American central banks and governments is that credit growth should slow this year. This means that consumption growth will also diminish, eventually correcting some of the rise in current account deficits. The combination of low inflation and improving country finances should attract funds to Latin America as higher real yields in fixed income instruments and low P/E ratios become too attractive to ignore.

The main risk to the region is that Asian economies cannot manage any economic recovery over the coming year keeping commodity prices, a major export in the region, in a steady decline. We are cautiously optimistic that this worst-case scenario will not transpire in the year ahead.

Please read the Fund Manager's Review, which follows this letter, for a detailed perspective on the Fund's performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.


Sincerely,


/s/ Kip Knelman

I.P. "Kip" Knelman
PRESIDENT

                              FUND MANAGER'S REVIEW
                             IAI LATIN AMERICA FUND

IAI LATIN AMERICA FUND

[PHOTO]
ROY C. GILLSON
IAI LATIN AMERICA
FUND MANAGER

WHAT IS THE FUND'S OBJECTIVE?

IAI Latin America Fund's objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of Latin American issuers.

HOW HAS THE FUND PERFORMED?

After having declined quite dramatically with the onslaught of the Asian financial crisis in October 1997, the major Latin America markets all showed signs of improvement during the six month period ended April 30, 1998. The Latin America Fund gained 4.98% for the six months ended April 30, 1998, while its benchmark, the Investable Latin America Index, returned 6.52% for the same period. Since the Fund's inception in December 1996, it has generated a return of 24.19% compared to the IFC Investable Latin America Index which has produced a return of 20.39% during the same period of time. Brazil, which had previously led the way down, showed the most significant improvement. Argentina and Mexico also yielded positive dollar returns. By and large, the policy responses in Latin America to the Asian crisis have been timely and effective. Brazil allowed interest rates to rise dramatically in order to defend the country's currency and the Mexican government instituted spending cuts to strengthen the country's fiscal accounts.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

The best performing stocks during the period were Telefonica de Argentina, Petroleo Brasileiro and Grupo Financiero Bancomer. Each of these blue chip stocks gained better than 35% in U.S. dollar terms during the period, demonstrating that a long-term fundamental view is what is required in order to be a successful investor in Latin American equities.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

The Asian crisis and the possibility of a world economic slow-down continued to have an effect on Latin America throughout the period. While the fear of impending sea-changes in the macro-economic situation for the region subsided, higher interest rates and lower commodity prices dampened the short-term outlook for many companies and countries. Mexico and Venezuela, in particular, suffered from lower oil prices as both of these country's governments rely on state oil monopoly revenues for a large portion of their funding. Chile also saw a sharp drop in the world market price for its major exports, most notably copper, while Peru was plagued by a particularly harsh El Nino weather pattern. Finally, Brazil continued its plans for significant privatization of state-owned electricity and telecommunications companies during the 1998 calendar year.

WERE THERE ANY SIGNIFICANT CHANGES?

Our strategy with regard to the Latin America markets has not changed significantly. Our focus in Brazil continues to be on those companies which are slated for privatization, as well as those that are significant exporters and earners of hard currencies. In Mexico, we continue to hold a balanced mix of industrial- and consumer goods-oriented companies as the economic recovery there continues to be broad based.

WHAT IS YOUR OUTLOOK FOR THE FUND?

On a medium to long-term view, we are still very optimistic about the investment prospects in Latin America. Over the shorter term, there will continue to be some volatility. Our focus on long term value will not waiver and we are confident that this focus will provide investors with superior risk adjusted returns.

                              FUND MANAGER'S REVIEW
                             IAI LATIN AMERICA FUND


PORTFOLIO WEIGHTING:
IAI LATIN AMERICA FUND VS. IFC INVESTABLE LATIN AMERICA INDEX

                                      4/30/98
                    -----------------------------------------   Country Returns
                    IAI Latin America       IFC Investable     Six months ended
                          Fund            Latin America Index   April 30, 1998
-------------------------------------------------------------------------------
LATIN AMERICA
  Argentina                 11%                    12%                 12%
  Brazil                    36                     33                  20%
  Chile                     12                     14                (12)%
  Colombia                  --                      3                (26)%
  Mexico                    24                     33                  11%
  Peru                      12                      3                   1%
  Venezuela                  5                      2                (40)%
-------------------------------------------------------------
TOTAL                      100%                   100%
=============================================================


TOP TEN HOLDINGS

                                                                           % of Net Assets
                                                                         -------------------
Issue                                   Country       Industry           04/30/98   10/31/97
--------------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras            Brazil        Services              6.11      7.36
Energetica de Minas Gerais              Brazil        Energy                4.68      2.83
Vale do Rio Doce                        Brazil        Materials             4.25      4.05
Banco de A. Edwards Series A ADR        Chile         Financial             4.21      3.25
Petroleo Brasileiro                     Brazil        Energy                4.10      3.07
Grupo Tribasa ADR                       Mexico        Capital Equipment     4.02       --
YPF Class D ADR                         Argentina     Energy                3.83      3.68
Edegel Communications Series B          Peru          Energy                3.82      3.39
Usinas Siderurgicas de Minas Gerais ADR Brazil        Materials             3.81      3.12
Industrias Series B                     Mexico        Capital Equipment     3.72      3.08
-------------------------------------------------------------------------------------------
TOTAL                                                                      42.55     33.83


                              FUND MANAGER'S REVIEW
                             IAI LATIN AMERICA FUND

NOTE TO CHAIRMAN'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI LATIN AMERICA FUND INCLUDES CHANGES IN SHARE VALUE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL MAY FLUCTUATE, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


TOP FIVE COUNTRIES
% OF NET ASSETS
[BAR CHART]

           AS OF 4/30/98          AS OF 10/31/97
Brazil         34.5%                   33.6%
Mexico         22.8%                   25.2%
Chile          11.0%                   12.7%
Peru           10.5%                    8.1%
Argentina       9.6%                   11.8%


VALUE OF $10,000 INVESTMENT+
[PLOT POINTS GRAPH]

              LATIN AMERICA FUND      IFC INVESTABLE LATIN
             (Inception 12/12/96)         AMERICA INDEX*

12/12/96          $10,000                    $10,000
 1/31/97          $11,360                    $11,210
 4/30/97          $12,261                    $12,310
 7/31/97          $14,362                    $15,167
10/31/97          $11,831                    $12,221
 1/31/98          $10,829                    $11,743
 4/30/98          $12,420                    $13,009


AVERAGE ANNUAL RETURN+
THROUGH 4/30/98

                                                              Since Inception
                                             Six months**        12/12/96
-----------------------------------------------------------------------------
   IAI LATIN AMERICA FUND                        4.98%            24.19%
-----------------------------------------------------------------------------
   IFC Investable Latin America Index            6.52%            20.39%*

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*  SINCE 12/01/96
** NOT ANNUALIZED

                                 FUND PORTFOLIO
                             IAI LATIN AMERICA FUND

                                 APRIL 30, 1998
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)
                                   (UNAUDITED)


COMMON STOCKS - 72.1%

                                                           Market
                                     Quantity             Value (a)
---------------------------------------------------------------------
ARGENTINA - 9.6%
Internacional de Bebidas y
   Alimentos (Consumer Goods)          44,500           $      56,965
Telefonica de Argentina
   Class B ADR (Services)               2,110                  81,367
YPF Class D ADR (Energy)                2,620                  91,373
                                                        -------------
                                                              229,705
---------------------------------------------------------------------
BRAZIL - 13.0%
Electricidade do Estado
   da Bahia (Energy)                1,335,000                  74,685
Telecomunicacoes Brasileiras
   (Services)                         771,000                  76,830
Telecomunicacoes Brasileiras
   ADR (Services)                         566                  68,946
Usinas Siderurgicas de Minas
   Gerais ADR (Materials)              14,000                  91,000
                                                        -------------
                                                              311,461
---------------------------------------------------------------------
CHILE - 11.0%
Banco de A. Edwards
   Series A ADR (Financial)             6,256                 100,487
Enersis ADR
   (Energy)                             2,410                  70,944
Supermercados Unimarc ADR
   (Consumer Goods) (b)                 3,045                  32,924
Telecomunicaciones de Chile
   ADR (Services)                       2,315                  58,020
                                                        -------------
                                                              262,375
---------------------------------------------------------------------

                                                           Market
                                     Quantity             Value (a)
---------------------------------------------------------------------
MEXICO - 22.8%
Corporacion GEO Series B
   (Financial) (b)                     10,000           $      68,908
Grupo Carso Series A-1
   (Multi - Industry)                  12,000                  75,906
Grupo Financiero
   Bancomer Series B (Financial)       88,000                  60,743
Grupo Tribasa ADR
   (Capital Equipment) (b)             13,250                  96,063
Industrias Series B
   (Capital Equipment) (b)             18,000                  88,839
Panamerican Beverages Class A
   ADR (Consumer Goods)                 1,960                  78,155
Telefonos de Mexico
   ADR (Services)                       1,349                  76,387
                                                        -------------
                                                              545,001
---------------------------------------------------------------------
PERU - 10.5%
Credicorp ADR (Financial)               5,285                  88,524
Edegel Communications
   Series B (Energy)                  245,234                  91,214
Telefonica de Peru Class B
   ADR (Services)                       3,140                  69,473
                                                        -------------
                                                              249,211
---------------------------------------------------------------------
VENEZUELA - 5.2%
Anonima Nacional Telefonos de
   Venezuela ADR (Services)             2,350                  78,725
Siderurgica Venezolana ADR
   (Multi - Industry)                   3,676                  45,718
                                                        -------------
                                                              124,443
=====================================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $1,626,137)......................................$   1,722,196
=====================================================================

                    SEE ACCOMPANYING NOTES TO FUND PORTFOLIO

                                 FUND PORTFOLIO
                             IAI LATIN AMERICA FUND

                                 APRIL 30, 1998
                                   (UNAUDITED)

NON-CONVERTIBLE PREFERRED
STOCKS - 24.3%

                                                            Market
                                     Quantity             Value (a)
---------------------------------------------------------------------
BRAZIL - 24.3%
Centrais Electricas de Santa
   Catarina Series B (Energy)          56,300           $      65,946
Companhia de Eletricidade do
   Estado da Bahia (Energy)           153,000                   8,092
Confeccoes Guararapes
   (Consumer Goods)                    27,500                  79,327
Empresa Nacional de
   Comercio (Consumer Goods)          344,000                     935
Energetica de Minas Gerais
   (Energy)                         2,300,000                 111,582
Mineracado da Trinidade-Samitri
   (Materials)                      2,200,000                  62,500
Petroleo Brasileiro (Energy)          387,000                  97,765
Telecomunicacoes do Parana
   (Services)                          91,983                  51,942
Vale do Rio Doce (Materials)            4,300                 101,486
                                                        -------------
                                                              579,575
---------------------------------------------------------------------
TOTAL INVESTMENTS IN NON-CONVERTIBLE
PREFERRED STOCKS
(COST: $462,347)........................................$     579,575
=====================================================================

CORPORATE BONDS - 0.0%


                                             Principal      Market
                   Rate       Maturity      Amount (c)    Value (a)
---------------------------------------------------------------------
BRAZIL - 0.0%
Vale do Rio Doce (Materials) (BRAZILIAN REAL)
                   0.00%       12/31/99     $   6,000   $         --
=====================================================================
TOTAL INVESTMENTS IN CORPORATE BONDS
(COST: $0)..............................................$          --
=====================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $2,088,484) (d)..................................$   2,301,771
=====================================================================
OTHER ASSETS AND LIABILITIES (NET) - 3.6%
   .....................................................$      84,932
=====================================================================
TOTAL NET ASSETS
   .....................................................$   2,386,703
=====================================================================

                    SEE ACCOMPANYING NOTES TO FUND PORTFOLIO

                             NOTES TO FUND PORTFOLIO
                             IAI LATIN AMERICA FUND

                                 APRIL 30, 1998
                                   (UNAUDITED)


                                       (a)
Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)
Currently non-income producing security.


                                       (c)
Foreign security cost and market values are stated in U.S. dollars. Principal amounts are denominated in the foreign currency indicated parenthetically.

                                       (d)
At April 30, 1998, the cost of securities for federal in come tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

       Cost for federal income tax purposes...............  $ 2,088,484
                                                            ===========
       Gross unrealized appreciation......................  $   386,602

       Gross unrealized depreciation......................     (173,315)
                                                            -----------
       Net unrealized appreciation........................  $   213,287
                                                            ===========

                       STATEMENT OF ASSETS AND LIABILITIES
                             IAI LATIN AMERICA FUND

                                 APRIL 30, 1998
                                   (UNAUDITED)

ASSETS
Investments in securities, at market
    (Cost: $2,088,484)                                                                   $ 2,301,771
Cash in bank on demand deposit                                                               112,552
Dividends and accrued interest receivable                                                     25,246
                                                                                         -----------
    TOTAL ASSETS                                                                           2,439,569
                                                                                         -----------
LIABILITIES
Payable for investment securities purchased                                                   52,668
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                    198
                                                                                         -----------
    TOTAL LIABILITIES                                                                         52,866
                                                                                         -----------
        NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                               $ 2,386,703
                                                                                         -----------
REPRESENTED BY:
Capital stock                                                                            $     2,315
Additional paid-in capital                                                                 2,158,273
Undistributed net investment income                                                           27,727
Accumulated net realized losses                                                              (14,597)
Unrealized appreciation or depreciation on:
    Investment securities                                                    $  213,287
    Other assets and liabilities denominated in foreign currency                   (302)
                                                                             -----------
                                                                                             212,985
                                                                                         -----------
        TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK          $ 2,386,703
                                                                                         ===========
        Shares of capital stock outstanding; authorized 10 billion shares
           of $.01 par value stock                                                           231,497
                                                                                         -----------
        NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                           $     10.31
                                                                                         ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                             STATEMENT OF OPERATIONS
                                 APRIL 30, 1998
                                   (UNAUDITED)

                         SIX MONTHS ENDED APRIL 30, 1998
                                   (UNAUDITED)

NET INVESTMENT INCOME
    INCOME
       Dividends (net of foreign income taxes withheld of $3,552)                        $  49,573
       Interest                                                                              5,600
                                                                                         ---------
           TOTAL INCOME                                                                     55,173
                                                                                         ---------
    EXPENSES
       Management fees                                                                      39,743
       Compensation of Directors                                                               183
       Interest                                                                                929
                                                                                         ---------
           TOTAL EXPENSES                                                                   40,855
           Less fees waived or reimbursed by Advisers                                      (13,431)
                                                                                         ---------
           NET EXPENSES                                                                     27,424
                                                                                         ---------
           NET INVESTMENT INCOME                                                            27,749
                                                                                         ---------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
    Net realized gains (losses) on:
       Investment securities                                               $ (11,708)
       Foreign currency transactions (net of foreign currency tax of $904)    (2,875)
                                                                           ---------
                                                                                           (14,583)
    Net change in unrealized appreciation or depreciation on:
       Investment securities                                               $  95,940
       Other assets and liabilities denominated in foreign currency             (262)
                                                                           ---------
                                                                                            95,678
                                                                                         ---------
           NET GAIN ON INVESTMENTS                                                          81,095
                                                                                         ---------
           NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $ 108,844
                                                                                         =========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       STATEMENT OF CHANGES IN NET ASSETS
                             IAI LATIN AMERICA FUND

                                                                                              Period from
                                                                      Six months ended     December 12, 1996*
                                                                       April 30, 1998     to October 31, 1997
--------------------------------------------------------------------------------------------------------------
OPERATIONS                                                              (UNAUDITED)
     Net investment income                                                $     27,749       $     18,962
     Net realized gains (losses)                                               (14,583)           471,608
     Net change in unrealized appreciation or depreciation                      95,678            117,307
                                                                     --------------------------------------
         NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  108,844            607,877
                                                                     --------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                      (7,332)                --
     Net realized gains                                                       (483,274)                --
                                                                     --------------------------------------
         TOTAL DISTRIBUTIONS                                                  (490,606)                --
                                                                     --------------------------------------

CAPITAL SHARE TRANSACTIONS
     Net proceeds from sale of 13,260 and 419,753 shares                       143,383          4,432,994
     Net asset value of 47,899 and 0 shares issued
         in reinvestment of distributions                                      462,222                 --
     Cost of 152,025 and 97,390 shares redeemed                             (1,649,571)        (1,228,440)
                                                                     --------------------------------------
         INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS  (1,043,966)         3,204,554
                                                                     --------------------------------------
         TOTAL INCREASE (DECREASE) IN NET ASSETS                            (1,425,728)         3,812,431
     NET ASSETS AT BEGINNING OF PERIOD                                       3,812,431                 --
                                                                     --------------------------------------
     NET ASSETS AT END OF PERIOD                                          $  2,386,703       $  3,812,431
                                                                     ======================================
         INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF:                $     27,727       $      7,310
                                                                     ======================================



*    COMMENCEMENT OF OPERATIONS


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                              FINANCIAL HIGHLIGHTS
                             IAI LATIN AMERICA FUND

 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

                                                                                Period from
                                                        Six months ended     December 12, 1996+
                                                         April 30, 1998      to October 31,1997
-----------------------------------------------------------------------------------------------
NET ASSET VALUE                                            (UNAUDITED)
    Beginning of period                                  $    11.83             $    10.00
                                                       ----------------------------------------
OPERATIONS
    Net investment income                                      0.13                   0.06
    Net realized and unrealized gains                          0.32                   1.77
                                                       ----------------------------------------
       TOTAL FROM OPERATIONS                                   0.45                   1.83
                                                       ----------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                     (0.03)                    --
    Net realized gains                                        (1.94)                    --
                                                       ----------------------------------------
       TOTAL DISTRIBUTIONS                                    (1.97)                    --
                                                       ----------------------------------------
NET ASSET VALUE
    End of period                                       $     10.31             $    11.83
                                                       ========================================

Total investment return*                                       4.98%                 18.30%

Net assets at end of period (000's omitted)             $     2,387             $    3,812

RATIOS
    Expenses to average net assets***
       (including interest expense)                            2.07%**                2.01%**
    Expenses to average net assets***
       (excluding interest expense)                            2.00%**                2.00%**
    Net investment income to average net assets***             2.09%**                0.49%**
    Average brokerage commission rate****               $    0.0017             $   0.0017
    Portfolio turnover rate
       (excluding short-term securities)                       20.5%                  50.6%

* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

**   ANNUALIZED

*** THE FUND'S ADVISER VOLUNTARILY WAIVED $13,248 AND $38,546 IN EXPENSES FOR THE SIX MONTHS ENDED APRIL 30, 1998 AND THE PERIOD ENDED OCTOBER 31, 1997, RESPECTIVELY. IF THE FUND HAD BEEN CHARGED THESE EXPENSES, THE RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS (INCLUDING INTEREST EXPENSE) WOULD HAVE BEEN 3.07% AND 3.01%, RESPECTIVELY, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.09% AND (0.51%), RESPECTIVELY. EXPENSES IN EXCESS OF 2.00% OF AVERAGE DAILY NET ASSETS WILL BE VOLUNTARILY WAIVED THROUGH MARCH 1, 1999.

**** THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE BROKERAGE COMMISSION RATE. THE
     COMPARABILITY OF RATES BETWEEN DOMESTIC AND FOREIGN EQUITIES MAY BE AFFECTED BY THE FACT THAT COMMISSION RATES PER SHARE CAN VARY SIGNIFICANTLY AMONG FOREIGN COUNTRIES.

+    COMMENCEMENT OF OPERATIONS

                          NOTES TO FINANCIAL STATEMENTS
                             IAI LATIN AMERICA FUND

                                 APRIL 30, 1998
                                   (UNAUDITED)

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

IAI Investment Funds III, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IAI Latin America Fund (the Fund) is a separate portfolio of IAI Investment Funds III, Inc. The Fund commenced operations on December 12, 1996. The Fund has a primary objective of capital appreciation through investment in equity securities of Latin American issuers. This report covers only the IAI Latin America Fund.

Significant accounting policies followed by the Fund are summarized below:

SECURITY VALUATION

Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service. Securities which cannot be valued by the portfolio pricing service are valued using dealer-supplied valuations, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less at acquisition are valued at cost adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

The Fund invests in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date and are recorded in realized gain or loss and unrealized appreciation or depreciation on foreign currency transactions. Exchange gains and losses may also be realized between the trade and settlement dates on security and foreign currency contract transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to hedge against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

FEDERAL TAXES

Since it is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

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                          NOTES TO FINANCIAL STATEMENTS
                             IAI LATIN AMERICA FUND

                                 APRIL 30, 1998
                                   (UNAUDITED)


[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFICs), and losses deferred due to "wash sales". The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation. The Fund accrues such taxes as applicable.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

The Fund records security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are made annually. Capital gains, if any, are primarily distributed at the end of the calendar year. Additional capital gains distributions, as needed to comply with federal tax regulations, are distributed during the year.

CONCENTRATION OF RISK

Investments concentrated in Latin American countries may involve greater risks than investments in U.S. issuers and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income it generates, as well as the Fund's ability to repatriate such amounts.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.


[2] COMMITMENTS AND CONTINGENCIES

For purposes of obtaining certain types of insurance coverage for the Fund and its officers and directors, the Fund is a policyholder in an industry-sponsored mutual insurance company (the Company). In connection with its obligation as a policyholder, the Fund is committed to make future capital contributions, if requested by the Company.

The Fund has available a $368,000 line of credit with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. There were no borrowings outstanding at April 30, 1998.

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                          NOTES TO FINANCIAL STATEMENTS
                             IAI LATIN AMERICA FUND

                                 APRIL 30, 1998
                                   (UNAUDITED)


[3] FEES AND EXPENSES

Under terms of the Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of the Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for the Fund paying an all inclusive management fee (unified fee) to Advisers. The fee is equal to an annual rate of 3.00% declining to 2.65% of average daily net assets. This fee is paid monthly. The Management Agreement further provides that Advisers will reimburse the Fund for the fees and expenses it pays to Directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount. Until March 1, 1999, Advisers has voluntarily agreed to waive its fee in excess of 2.00% of the Fund's average daily net assets.


[4] INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 1998, purchases of securities and sales proceeds, other than investments in short-term securities, for the Fund aggregated $532,885 and $1,865,545, respectively.


[5] FOREIGN CURRENCY COMMITMENTS

At April 30, 1998, the Latin America Fund had entered into foreign currency exchange contracts. The unrealized depreciation on those contracts at April 30, 1998, is included in unrealized appreciation or depreciation on other assets and liabilities denominated in foreign currency. The terms of the open contracts are as follows:

Exchange          Currency to be            Currency to be          Unrealized
Date                 Delivered                 Received            Depreciation
-------------------------------------------------------------------------------
05/04/98       49,799 U.S. Dollars      56,757 Brazilian Real         $  187
05/05/98        3,066 U.S. Dollars       3,496 Brazilian Real             11
-------------------------------------------------------------------------------
TOTAL                                                                 $  198


[6] SUBSEQUENT EVENT

On May 13, 1998, the Board of Directors approved a plan to liquidate the Fund. It is anticipated that the shareholders will vote on this proposal in the fall of 1998.

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                             IAI MUTUAL FUND FAMILY
                             IAI LATIN AMERICA FUND


TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE MUTUAL FUNDS IN OUR FUND FAMILY

                                                        SECONDARY
 IAI FUND                      PRIMARY OBJECTIVE        OBJECTIVE               PORTFOLIO COMPOSITION
 ....................................................................................................................................
 IAI DEVELOPING                Capital Appreciation       --                    Equity securities of companies in developing
 COUNTRIES FUND                                                                 countries
------------------------------------------------------------------------------------------------------------------------------------

 IAI INTERNATIONAL FUND        Capital Appreciation     Income                  Equity securities of non-U.S. companies
------------------------------------------------------------------------------------------------------------------------------------

 IAI LATIN AMERICA FUND        Capital Appreciation       --                    Equity securities of Latin American issuers
------------------------------------------------------------------------------------------------------------------------------------

 IAI EMERGING GROWTH FUND      Capital Appreciation       --                    Common stocks of small- to medium-sized emerging
                                                                                growth companies
------------------------------------------------------------------------------------------------------------------------------------

 IAI CAPITAL                   Capital Appreciation       --                    Common stocks of small- to medium-sized growth
 APPRECIATION FUND                                                              companies
------------------------------------------------------------------------------------------------------------------------------------

 IAI MIDCAP GROWTH FUND        Capital Appreciation       --                    Common stocks of medium-sized growth companies
------------------------------------------------------------------------------------------------------------------------------------

 IAI REGIONAL FUND             Capital Appreciation       --                    Common stocks of Upper Midwest companies
------------------------------------------------------------------------------------------------------------------------------------

 IAI GROWTH FUND               Capital Appreciation       --                    Common stocks with potential for above-average
                                                                                growth and appreciation
------------------------------------------------------------------------------------------------------------------------------------

 IAI VALUE FUND                Capital Appreciation       --                    Common stocks which are considered to be undervalued
------------------------------------------------------------------------------------------------------------------------------------

 IAI GROWTH AND INCOME FUND    Capital Appreciation     Income                  Common stocks with  potential for long-term
                                                                                appreciation, and common stocks that are expected to
                                                                                produce income
------------------------------------------------------------------------------------------------------------------------------------

 IAI BALANCED FUND             Total Return             Income                  Common stocks, investment-grade bonds and
                               [CAPITAL APPRECIATION                            short-term instruments
                                + INCOME]
------------------------------------------------------------------------------------------------------------------------------------

 IAI BOND FUND                 Income                   Capital Preservation    Investment-grade bonds
------------------------------------------------------------------------------------------------------------------------------------

 IAI GOVERNMENT FUND           Income                   Capital Preservation    U.S. Government securities
------------------------------------------------------------------------------------------------------------------------------------

 IAI RESERVE FUND              Stability/Liquidity      Income                  The portfolio has a maximum average maturity of
                                                                                25 months, investing primarily in investment-grade
                                                                                bonds
------------------------------------------------------------------------------------------------------------------------------------

 IAI MONEY MARKET FUND         Stability/Liquidity      Income                  The portfolio's average dollar-weighted maturity is
                                                                                less than 90 days, investing in high quality, money
                                                                                market securities
------------------------------------------------------------------------------------------------------------------------------------


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                               INVESTMENT ADVISER
                                   AND MANAGER
                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                             http://www.iaifunds.com

                                    CUSTODIAN
                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479

                                  LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402

                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402

                                    DIRECTORS
                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                J. Peter Thompson
                               Charles H. Withers

                                   [LOGO] IAI
                                  MUTUAL FUNDS

      P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440-0357 USA FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700